EXECUTION COPY

                                VOTING AGREEMENT

      VOTING AGREEMENT (this "Agreement"), dated as of December 6, 2004, among the undersigned stockholders (the "Stockholders") of Return on Investment Corporation, a Delaware corporation ("ROI"), and VeriFone, Inc., a Delaware corporation ("Buyer"). Except as otherwise provided herein, capitalized terms that are used but not otherwise defined herein shall have the meaning assigned to such terms in the Asset Purchase Agreement (as defined below).

      WHEREAS, contemporaneously with the execution of this Agreement, ROI, GO Software, Inc. (the "Seller") and Buyer have entered into an Asset Purchase Agreement (the "Asset Purchase Agreement"), providing for, among other things, the Transaction;

      WHEREAS, in order to induce Buyer to enter into the Asset Purchase Agreement, the Stockholders wish to enter into this Agreement;

      NOW, THEREFORE, for good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. Representations of Stockholders. Each of the Stockholders represents and warrants to Buyer that:

      (a) such Stockholder lawfully owns beneficially (as such term is defined in Rule 13d-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or of record each of the shares of Common Stock, par value $0.01 per share (the "ROI Common Stock"), of ROI set forth opposite such Stockholder's name on Exhibit A hereto (such Stockholder's "Shares") free and clear of all Encumbrances and, except for this Agreement and the Asset Purchase Agreement, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which such Stockholder is a party relating to the pledge, disposition or Voting of any shares of capital stock of ROI and there are no Voting trusts or Voting agreements with respect to such Shares,

      (b) such Stockholder does not beneficially own (as such term is used in Rule 13d-3 of the Exchange Act) any shares of ROI Common Stock other than such Shares and does not have any options, warrants or other rights to acquire any additional shares of capital stock of ROI or any security exercisable for or convertible into shares of capital stock of ROI, except as would not in the aggregate materially affect such Stockholder's ability to perform such Stockholder's obligations under this Agreement,

      (c) such Stockholder has full power and authority and has taken all actions necessary to enter into, execute and deliver this Agreement and to perform fully such Stockholder's obligations hereunder,

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      (d) this Agreement has been duly executed and delivered and constitutes the legal, valid and binding obligation of such Stockholder enforceable against such Stockholder in accordance with its terms,

      (e) other than filings under the Exchange Act, no notices, reports or other filings are required to be made by such Stockholder with, nor are any consents, registrations, approvals, permits or authorizations required to be obtained by such Stockholder from, any Governmental Entity, in connection with the execution and delivery of this Agreement by such Stockholder, and

      (f) the execution, delivery and performance of this Agreement by such Stockholder does not, and the consummation by such Stockholder of the transactions contemplated hereby will not, result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation, modification or acceleration) (whether after the giving of or the passage of time of both) under any contract, agreement, arrangement or commitment to which such Stockholder is a party or which is binding on him or her or his or her assets and will not result in the creation of any Encumbrance on, or security interest in, any of the assets on properties of such Stockholder.

      2. Agreement to Deliver Proxy. Each of the Stockholders agrees to deliver to Buyer promptly upon Buyer's request an irrevocable proxy substantially in the form attached hereto as Exhibit B to Vote such Stockholder's Shares:

      (a) in favor of adoption and approval of the Asset Purchase Agreement and the transactions contemplated thereby, including the Transaction, at every meeting of the stockholders of ROI at which such matters are considered and at every adjournment or postponement thereof,

      (b) against any action or agreement that would compete with, or materially impede, or interfere with or that would reasonably be expected to discourage the Transaction or inhibit the timely consummation of the Transaction,

      (c) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of ROI or the Seller under the Asset Purchase Agreement, and

      (d) except for the Transaction, against any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of ROI, or its Subsidiaries, Related to the Business.

      The proxy delivered by each of the Stockholders pursuant to this Section 2 shall be irrevocable during the term of this Agreement to the extent permitted under Delaware law. For purposes of this Agreement, "Vote" includes voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of



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any action (including, but not limited to, consenting in accordance with Section
228 of the Delaware General Corporation Law) or taking other action in favor of or against any action. "Voting" shall have a correlative meaning.

      3. No Voting Trusts. Each of the Stockholders agrees that they will not, nor will they permit any entity under their control to, deposit any of its Shares or New Shares (as defined in Section 6 hereof) in a Voting trust or subject any of their Shares or New Shares to any arrangement with respect to the Voting of such Shares or New Shares other than agreements entered into with Buyer.

      4. No Proxy Solicitations. Each of the Stockholders agrees that such Stockholder will not, nor will such Stockholder permit any entity under such Stockholder's control, to:

      (a) solicit proxies or become a "participant" in a "solicitation" (as such terms are defined in Regulation 14A under the Exchange Act) in opposition to or competition with the consummation of the Transaction or otherwise encourage or assist any party in taking or planning any action which would compete with, or materially impede, or interfere with or that would reasonably be expected to discourage the Transaction or inhibit the timely consummation of the Transaction in accordance with the terms of the Asset Purchase Agreement,

      (b) directly or indirectly encourage, initiate or cooperate in a stockholders' Vote or action by consent of ROI's stockholders in opposition to or in competition with the consummation of the Transaction, or

      (c) become a member of a "group" (as such term is used in Section 13(d) of the Exchange Act) with respect to any voting securities of ROI for the purpose of opposing or competing with the consummation of the Transaction.

      5. Transfer and Encumbrance. On or after the date hereof and during the term of this Agreement, each of the Stockholders agrees not to transfer, sell, offer, exchange, pledge or otherwise dispose of or encumber any of such Stockholder's Shares or New Shares.

      6. Additional Purchases. Each of the Stockholders agrees that such Stockholder will not purchase or otherwise acquire beneficial ownership (as such term is used in Rule 13d-3 of the Exchange Act) of any shares of ROI Common Stock after the execution of this Agreement ("New Shares"), nor will any Stockholder voluntarily acquire the right to Vote or share in the Voting of any shares of ROI Common Stock other than the Shares, unless such Stockholder agrees to deliver to Buyer immediately after such purchase or acquisition an irrevocable proxy substantially in the form attached hereto as Exhibit B with respect to such New Shares. Each of the Stockholders also severally agrees that any New Shares acquired or purchased by him or her shall be subject to the terms of this Agreement to the same extent as if they constituted Shares.


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      7. Specific Performance. The parties acknowledge that there may be no adequate remedy at law for a breach of this Agreement and that money damages may not be an appropriate remedy for breach of this Agreement. Therefore, the parties agree that each party has the right to injunctive relief and specific performance of this Agreement in the event of any breach hereof in addition to any rights it may have for damages, which shall include out of pocket expenses, loss of business opportunities and any other damages, direct and indirect, consequential, punitive or otherwise. The remedies set forth in this Section 7 are cumulative and shall in no way limit any other remedy any party hereto has at law, in equity or pursuant hereto.

      8. Entire Agreement; Amendment; Waiver. This Agreement (including the exhibit hereto) contains the entire agreement between the parties hereto with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, oral or written, with respect to such matters. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed, in the case of an amendment, by Buyer and the Stockholders, or in the case of a waiver, by the party or parties against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      9. Notices. All notices and communications hereunder shall be deemed to have been duly given and made if in writing and if served by personal delivery upon the party for whom it is intended or delivered by registered or certified mail, return receipt requested, or if sent by telecopier or email, provided that the telecopy or email is promptly confirmed by telephone confirmation thereof, to the Person at the address set forth below, or such other address as may be designated in writing hereafter, in the same manner, by such Person:

         To Buyer:

                                    VeriFone, Inc.
                                    2099 Gateway Place
                                    San Jose, California 95110
                                    Telephone:  408-232-7800
                                    Telecopy:   408-232-7889
                                    Attention:  Barry Zwarenstein,
                                                Chief Financial Officer

         With a copy to:

                                    Sullivan & Cromwell LLP
                                    1870 Embarcadero Road
                                    Palo Alto, California 94303
                                    Telephone:  650-461-5600
                                    Telecopy:   650-461-5700
                                    Attention:  Matthew G. Hurd


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      If to a Stockholder, to the address or telecopy number set forth for such
Stockholder on the signature page hereof:

         With a copy to:

                                    Paul, Hastings, Janofsky & Walker LLP
                                    600 Peachtree Street, N.E., 24th Floor
                                    Atlanta, Georgia 30308
                                    Telephone:  404-815-2400
                                    Telecopy:   404-815-2424
                                    Attention:  Elizabeth H. Noe


      10. Miscellaneous.

      (a) GOVERNING LAW. THE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

      (b) Venue; WAIVER OF JURY TRIAL. Each party hereto agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement or the transactions contained in or contemplated by this Agreement, exclusively in the United States District Court for the Southern District of New York or any New York State court sitting in New York County (the "Chosen Courts"), and solely in connection with claims arising under this Agreement or the transactions that are the subject of this Agreement (i) irrevocably submits to the exclusive jurisdiction of the Chosen Courts, (ii) waives any objection to laying venue in any such action or proceeding in the Chosen Courts, (iii) waives any objection that the Chosen Courts are an inconvenient forum or do not have jurisdiction over any party hereto and (iv) agrees that service of process upon such party in any such action or proceeding shall be effective if notice is given in accordance with Section 9 of this Agreement. Each party hereto irrevocably waives any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

      (c) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision


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to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction.

      (d) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

      (e) Termination. This Agreement shall terminate upon the earliest to occur of (i) the Closing and (ii) the termination of the Asset Purchase Agreement in accordance with its terms.

      (f) Further Assurances. Each party hereto shall execute and deliver such additional instruments and other documents and shall take such further actions as may be necessary or desirable to effectuate, carry out and comply with all of the terms of this Agreement and the transactions contemplated hereby.

      (g) Headings. The heading references herein hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

      (h) THIRD PARTY BENEFICIARIES. NOTHING IN THIS AGREEMENT, EXPRESS OR IMPLIED, IS INTENDED TO CONFER UPON ANY PERSON OTHER THAN BUYER, THE STOCKHOLDERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, ANY RIGHTS OR REMEDIES UNDER OR BY REASON OF THIS AGREEMENT.


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      IN WITNESS WHEREOF, the parties hereto have executed and delivered this
Agreement as of the date first written above.


                                  VeriFone, Inc.


                                  By:         /s/ Barry Zwarenstein
                                           -------------------------------------
                                           Name:    Barry Zwarenstein
                                           Title:   Chief Financial Officer

                                  THE STOCKHOLDERS:


                                               /s/ Charles A. McRoberts
                                           -------------------------------------
                                         Name:      Charles A. McRoberts
                                         Address:   7405 Princeton Trace
                                                    Atlanta, Georgia 30328
                                         Telecopy:  770-517-4760


                                               /s/ John W. McRoberts
                                           -------------------------------------
                                         Name:      John W. McRoberts
                                         Address:   4109 Old Leeds Lane

                                                    Birmingham, Alabama 35213
                                         Telecopy:  205-980-9945


                                                /s/ Arol R. Wolford
                                           -------------------------------------
                                         Name:      Arol R. Wolford
                                         Address:   1034 Virginia Ave., Unit 4
                                                    Atlanta, Georgia 30306
                                         Telecopy:  770-517-4760

                                                                     (EXHIBIT A)


                          RETURN ON INVESTMENT COMPANY
                              LIST OF STOCKHOLDERS


NAME                                                    NUMBER OF SHARES
----                                                    ----------------

Charles A. McRoberts                                        1,052,640
John W. McRoberts                                             987,525
Arol R. Wolford                                             3,452,127

                                                                     (EXHIBIT B)

                                  FORM OF PROXY

      The undersigned, for consideration received, hereby appoints Douglas Bergeron or another representative of VeriFone, Inc. designated by him and each of them my proxies, with power of substitution and resubstitution, to Vote (as defined below) all shares of Common Stock, par value $0.01 per share, of Return on Investment Corporation, a Delaware corporation ("ROI"), owned by the undersigned (the "Shares") as of the date hereof as follows:

      (a) FOR approval and adoption of (i) the Asset Purchase Agreement, dated as of December 6, 2004 (the "Asset Purchase Agreement"), by and among ROI, GO Software, Inc., a Georgia corporation and a wholly owned subsidiary of ROI (the "Seller"), and VeriFone, Inc., a Delaware corporation ("Buyer") and (ii) the approval of the purchase and sale contemplated by the Asset Purchase Agreement (the "Transaction"), and

      (b) AGAINST (i) any action or agreement that would compete with, or materially impede, or interfere with or that would reasonably be expected to discourage the Transaction or inhibit the timely consummation of the Transaction or (ii) any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty or any other obligation of ROI or the Seller under the Asset Purchase Agreement or, (iii) except for the Transaction, any merger, consolidation, business combination, reorganization, recapitalization, liquidation or sale or transfer of any material assets of ROI, or its Subsidiaries, Related to the Business.

      "Vote" means voting in person or by proxy in favor of or against any action, otherwise consenting or withholding consent in respect of any action (including, but not limited to, consenting in accordance with Section 228 of the Delaware General Corporation Law) or taking other action in favor of or against any action. This proxy applies to any Vote (i) at any meeting of the stockholders of ROI, and any adjournment or postponement thereof, at which the matters described above are considered, including the Special Meeting of Stockholders of ROI to be held as soon as practicable after the date hereof or
(ii) in connection with any written consent of stockholders of ROI.

      This proxy is coupled with an interest, revokes all prior proxies granted by the undersigned and is irrevocable until such time as the Voting Agreement (the "Voting Agreement"), dated as of December 6, 2004, among certain stockholders of ROI, including the undersigned, and Buyer, terminates in accordance with its terms, at which time this proxy shall expire.

      Except as otherwise provided herein, capitalized terms that are used but not otherwise defined herein shall have the meaning assigned to such terms pursuant to the Voting Agreement.


                                            Dated December ?, 2004

                                            --------------------------------
                                               (Signature of Stockholder)

                                            --------------------------------
                                               (Signature of Stockholder)